SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                 Date of earliest event reported: March 12, 2001
                         Date of Report: March 16, 2001

                             First Industrial, L.P.
             (Exact name of registrant as specified in its charter)

Delaware                            333-21873             36-3924586
(State or other                 (Commission File       (I.R.S. Employer
jurisdiction of organization)        Number)          Identification No.)

311 South Wacker Drive, Suite 4000
Chicago, Illinois                                               60606
(Address of principal executive offices)                     (Zip Code)

                                 (312) 344-4300

              (Registrant's telephone number, including area code)

Item 5. On March 12, 2001, First Industrial Realty Trust, Inc. announced that its operating partnership, First Industrial, L.P., priced $200 million of 7.375% Senior Notes due 2011 at 99.695 percent (the "Offering").

     Attached hereto as Exhibit 99 is a copy of the press release announcing the Offering.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

      Exhibit
      Number   Exhibit

          99 First Industrial Realty Trust, Inc. press release dated March 12, 2001.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FIRST INDUSTRIAL, L.P.

                                 By:   First Industrial Realty Trust, Inc.


                                 By:   /s/ Michael J. Havala
                                      --------------------------------------
                                        Name:   Michael J. Havala
                                        Title:  Chief Financial Officer
                                                (Principal Financial and
                                                  and Accounting Officer)


Date:    March 16, 2001

                                  Exhibit Index


Exhibit
Number            Exhibit

     99   First Industrial Realty Trust, Inc. press release dated March 12,
          2001.

[First Industrial Logo]



FIRST INDUSTRIAL REALTY TRUST,   INC.
311 South Wacker Drive
Suite 4000
Chicago, Illinois  60606               FOR MEDIA INQUIRIES, CONTACT:
312/344-4300                           Joe Bronson
Fax 312/922-6320
                                       Vice President, Corporate Communications
MEDIA RELEASE                          For Immediate Release


                  FIRST INDUSTRIAL PRICES PRIVATE PLACEMENT OF
                      $200 MILLION OF SENIOR NOTES DUE 2011




CHICAGO, March 12, 2001 - First Industrial Realty Trust, Inc. (NYSE: FR), the nation's largest provider of diversified industrial real estate, announced today that its operating partnership, First Industrial, L.P., priced $200 million of 7.375% senior notes due 2011 at 99.695 percent.



A portion of the net proceeds of this issuance will be used indirectly in connection with the redemption of the First Industrial Realty Trust, Inc. Series A Cumulative Preferred Stock. The remainder of the net proceeds of this issuance will be used by First Industrial, L.P. to repay indebtedness, which it currently expects to include $100 million of its Dealer Remarketable Securities due 2011 and a portion of the amounts outstanding under its existing credit facility.

These notes will be offered in a private offering to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation
S. The notes will not be registered under the Securities Act of 1933, as amended, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of the notes in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.



First Industrial Realty Trust, Inc., the nation's largest provider of diversified industrial real estate, currently owns, operates and manages 84 million square feet of industrial facilities, including developments in progress. First Industrial is committed to creating shareholder value through its I-N-D-L operating strategy, using its pure Industrial focus and its National platform to serve the Diverse facility needs of customers, while offering the expertise of full-service, Local management.



     This press release contains forward looking information about the Company. A number of factors could cause the Company's actual results to differ materially from those anticipated, including changes in the general economic climate, the supply of and demand for industrial properties in the Company's markets, potential environmental liabilities, interest rate levels, the availability of financing, slippage in development or lease-up schedules, tenant credit risks and higher than expected costs. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.





                                       ###